UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796 )

Exact name of registrant as specified in charter: Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Trust

2|28|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam High Yield Trust

2| 28| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam High Yield Trust: a disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team analyzes this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when interest

High-yield bonds have historically offered greater return potential than investment-grade bonds.

rates are low, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when interest rates are on the rise, yield spreads — that is, the difference in yield between higher- and lower-rated bonds of comparable maturities —typically narrow. In response, the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS
Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

Highlights

* Over its semiannual period, which ended February 28, 2006, Putnam High Yield Trust’s class A shares gained 2.36% without sales charges.

* The fund’s benchmark, the JP Morgan Developed High Yield Index, advanced 1.97% .

* The fund’s peer group, Lipper High Current Yield Funds, had an average return of 2.26% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 2/28/06

Since the fund’s inception (2/14/78), average annual return is 9.16% at NAV and 9.02% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.60%	5.19%	72.36%	65.88%

5 years	7.64	6.82	44.52	39.09

3 years	12.86	11.45	43.76	38.42

1 year	4.13	0.25	4.13	0.25

6 months	—	—	2.36	–1.53

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

During the six months ended February 28, 2006, your fund outperformed both its benchmark, the JP Morgan Developed High Yield Index and the average for its Lipper peer group of High Current Yield Funds, based on results at net asset value (NAV, or without sales charges). The fund’s performance was bolstered by successful security selection, as well as our decision to underweight bonds from industries that subsequently lagged, including airlines, automotive, and paper and forest products. Overweighting bonds issued by energy exploration and production companies also buoyed results. On the other hand, performance was held back somewhat by credit difficulties encountered by some of our diversified media holdings.

Market overview

During the first four months of the period, the high-yield bond market made little progress. Generally solid corporate business fundamentals were offset by periodic negative company news, including the bankruptcies of Delta and Northwest airlines in September 2005, auto parts supplier Delphi in October, and electric utility Calpine in December. The market also continued to digest the significant influx of debt that accompanied the credit-rating downgrades of Ford and General Motors (GM) earlier in the year. During the last four months of 2005, the yield spread — or advantage — offered by high-yield bonds over Treasury bonds with comparable maturities fluctuated to a greater degree than usual. However, the tide turned for the high-yield market in January and February, thanks to positive influences that included continued healthy business fundamentals, large deals that came to market, consolidation activity, strong liquidity, and GM’s plan to sell its financing arm. In addition, even with the bankruptcies cited above, the overall default rate remained below historical averages, indicating the relative financial health of high-yield companies. While the Fed continued to raise short-term interest rates at each of its Open Market Committee meetings during the period, these moves did not have as much impact on the high-yield market as the relative health of corporate business fundamentals. As such, high-yield bonds ended the year with a yield spread that was narrower than the historical average for the market.

Strategy overview

Continuing a strategy we initiated in 2005, we maintained our bias toward the higher-quality tiers of the high-yield bond market. This approach reflects our opinion of where the market is in the current high-yield credit cycle. High-yield bond spreads have narrowed to a point where investors are not being compensated for taking on the additional risk carried by lower-quality bonds. In addition, we believed that eventually, the Fed’s continued tightening of short-term interest rates would start to soften economic growth, a backdrop that would favor bonds offering higher credit ratings. Overall, we looked to maintain a diversified portfolio, investing in companies offering a sustainable competitive advantage, a viable capital structure, sufficient cash-flow generation, and some sort of adequate downside protection. We remained highly selective in adding new names to the fund, relying on our rigorous fundamental credit research to vet potential investments.

With regard to industries, we maintained an overweight position in energy-related bonds, which continued to benefit from strong global demand and

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/06.

Bonds

JP Morgan Developed High Yield Index (high-yield corporate bonds)	1.97%

Lehman Aggregate Bond Index (broad bond market)	–0.11%

Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	–0.63%

Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

Equities

S&P 500 Index (broad stock market)	5.93%

Russell 2000 Value Index (small-company value stocks)	8.80%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	11.24%

restricted supply. We also emphasized bonds issued by wireless telecommunications companies, which offered solid subscriber growth and consolidation, and media, where valuations remained attractive and solid economic growth sustained advertising spending.

Areas we chose to underweight included paper and forest products, where we believed valuations appeared unattractive in light of weakening fundamentals. We also underweighted information technology. The industry offered positive business prospects but many technology bonds were selling at what we considered unattractive prices. Our underweighting of transportation bonds arose mainly from our decision to de-emphasize the automotive sector, which is restructuring to confront several challenges: high labor, pension and health-care costs, the loss of market share to global competitors, and higher material costs, particularly for automotive supply manufacturers.

Your fund’s holdings

Among the portfolio’s strongest performers for the period were bonds issued by aircraft parts supplier Decrane Aircraft Holdings. Decrane bonds recovered from depressed prices as the company enjoyed a surge in demand for its products from its customers in the burgeoning corporate aircraft industry, and the fund benefited from our decision to overweight the position. Broadcaster Paxson Communications, another large

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

holding in the fund, also rebounded, as NBC expanded its relationship with the company.

Sometimes what a fund doesn’t own can influence its relative performance as much as what it does own, and that was the case during your fund’s semiannual period. During this time frame, bonds issued by electric utility Calpine, a large high-yield issuer heavily exposed to rising natural gas prices, decreased significantly as the company sought bankruptcy relief in December. Fortunately, we had chosen not to purchase any Calpine bonds, a move that helped the fund’s relative performance.

Some holdings had disappointing results during the period, but primarily for short-term reasons. During the past six months, such holdings included cable television firm Charter Communications. Bonds of this issuer lagged as the competitive threat to cable operators from satellite and other sources appears to have inten-sified, leaving Charter particularly vulnerable because it carries a signifi-cant amount of debt. Another holding that underperformed was MQ Associates, which provides imaging services, including MRIs provided in free-standing imaging centers, rather than in hospitals. These bonds declined when a change in the reimbursement formula offered by payers created concerns about future industry profit margins. Finally, our holdings in paper company Georgia-Pacific witnessed

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 2/28/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Industry

CCH I LLC (0.8%)	11%, 2015	Cable television

Qwest Corp. (0.8%)	8.875%, 2012	Communications services

Equistar Chemicals LP/Equistar
Funding Corp. (0.6%)	10.125%, 2008	Basic materials

Ford Motor Credit Corp. (0.6%)	7.875%, 2010	Automotive

General Motors Acceptance Corp. (0.6%)	8%, 2031	Automotive

Novelis, Inc. (0.6%)	7.75%, 2015	Basic materials

NRG Energy, Inc. (0.6%)	7.375%, 2016	Utilities and power

General Motors Acceptance Corp. (0.6%)	7.75%, 2010	Automotive

Legrand SA (0.6%)	8.5%, 2025	Capital goods

Arch Western Finance, LLC (0.5%)	6.75%, 2013	Energy

some price losses after Koch Industries acquired the company. As a consequence of this acquisition, some of the bonds we held became junior to other debt obligations in the company’s new capital structure, meaning other senior bonds would be paid off first in the event of a bankruptcy. In each of these cases, we continue to hold these positions because we think the bonds offer both reasonable value and appreciation potential.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

When we look to the rest of the fiscal year, we are looking at three main factors. First, there are company fundamentals. While some industries currently are facing challenges, the overall fundamental backdrop for corporations remains positive. We also examine technicals, or the supply of high-yield bonds relative to the demand for them. While there haven’t been many new issues in the market, the ones that have come have been rather large. Demand for corporate credit across the risk spectrum, from bank loans to the high-yield sector, remains very strong. However, at this point, the technical outlook is difficult to predict, so we currently are neutral on that front. Finally, there are valuations. While high-yield spreads are tighter than the long-term average — indicating that high-yield bonds are selling at relatively high valuations — they remain above their historically tightest levels. Meanwhile, defaults remain at low levels and show no sign of spiking. Therefore, we find valuations to be reasonable, as long as defaults don’t pick up. When we put this all together, we currently have a neutral outlook for the market. We believe returns will likely be generated mainly through interest income rather than capital appreciation or depreciation. Therefore, we intend to continue to build and maintain a diversified portfolio of high-yield bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.16%	9.02%	8.23%	8.23%	8.34%	8.34%	8.78%	8.65%	8.88%	9.22%

10 years	72.36	65.88	60.03	60.03	59.63	59.63	68.13	62.69	67.82	75.07
Annual average	5.60	5.19	4.81	4.81	4.79	4.79	5.33	4.99	5.31	5.76

5 years	44.52	39.09	39.24	37.41	39.02	39.02	42.69	38.10	42.46	46.19
Annual average	7.64	6.82	6.84	6.56	6.81	6.81	7.37	6.67	7.33	7.89

3 years	43.76	38.42	40.57	37.57	40.58	40.58	42.72	38.00	42.43	44.64
Annual average	12.86	11.45	12.02	11.22	12.02	12.02	12.59	11.33	12.51	13.09

1 year	4.13	0.25	3.36	–1.48	3.53	2.56	3.95	0.54	3.88	4.47

6 months	2.36	–1.53	1.98	–2.95	2.12	1.14	2.33	–0.97	2.22	2.53

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Comparative index returns For periods ended 2/28/06

	JP Morgan	Lipper High Current
	Developed High	Yield Funds
	Yield Index	category average†

Annual average
(life of fund: 2/14/78 inception)	—*	8.88%

10 years	94.30%	70.50
Annual average	6.87	5.34

5 years	49.11	36.22
Annual average	8.32	6.28

3 years	42.70	38.77
Annual average	12.58	11.50

1 year	3.50	3.46

6 months	1.97	2.26

Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/94.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/06, there were 448, 429, 379, 305 and 108 funds, respectively, in this Lipper category.

Fund performance for most recent calendar quarter Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.15%	9.00%	8.22%	8.22%	8.32%	8.32%	8.76%	8.63%	8.87%	9.21%

10 years	73.77	67.28	61.47	61.47	60.69	60.69	69.27	63.73	69.08	76.32
Annual average	5.68	5.28	4.91	4.91	4.86	4.86	5.40	5.05	5.39	5.84

5 years	47.76	42.23	42.37	40.49	41.86	41.86	45.71	40.90	45.45	49.12
Annual average	8.12	7.30	7.32	7.04	7.24	7.24	7.82	7.10	7.78	8.32

3 years	41.12	35.78	37.97	34.97	38.01	38.01	39.91	35.35	39.65	42.02
Annual average	12.17	10.73	11.33	10.51	11.34	11.34	11.85	10.62	11.78	12.40

1 year	7.80	3.76	7.01	2.01	6.93	5.93	7.47	3.95	7.43	8.03

6 months	3.52	-0.35	3.14	-1.85	3.03	2.03	3.23	-0.14	3.26	3.56

Fund price and distribution information

For the six-month period ended 2/28/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.294		$0.264	$0.265	$0.282		$0.283	$0.306

Capital gains	—		—	—	—		—	—

Total	$0.294		$0.264	$0.265	$0.282		$0.283	$0.306

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/05	$8.10	$8.42	$8.06	$8.06	$8.10	$8.37	$8.08	$8.06

2/28/06	7.99	8.30	7.95	7.96	8.00	8.27	7.97	7.95

Current yield
(end of period)

Current
dividend rate[1]	7.36%	7.08%	6.64%	6.63%	7.05%	6.82%	7.08%	7.70%

Current 30-day
SEC yield[2]	6.80	6.54	6.04	6.03	6.54	6.32	6.53	7.05

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.07	$ 8.81	$ 8.82	$ 6.32	$ 6.32	$ 3.82

Ending value (after expenses)	$1,023.60	$1,019.80	$1,021.20	$1,023.30	$1,022.20	$1,025.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.06	$ 8.80	$ 8.80	$ 6.31	$ 6.31	$ 3.81

Ending value (after expenses)	$1,019.79	$1,016.07	$1,016.07	$1,018.55	$1,018.55	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Average annualized expense ratio
for Lipper peer group*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam High Yield Trust	41%	62%	75%	74%*	77%

Lipper High Current Yield
Funds category average	73%	95%	98%	99%	109%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Paul Scanlon	2006			*

Portfolio Leader	2005			*

Norman Boucher	2006			*

Portfolio Member	N/A

Robert Salvin	2006			*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/28/05.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,400,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust.

Robert Salvin is also a Portfolio Member of Putnam High Income Securities Fund, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2006, Robert Salvin became a Portfolio Member of your fund. During the same period, Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen left your fund’s management team. Shortly after the close of the period, Portfolio Member Geoffrey Kelley took up other fund management responsibilities within Putnam.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006		*

Head of Investments	2005		*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006				*

General Counsel	2005				*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small-mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	24th	47th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 416, 346, and 275 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 22%, 28%, and 43%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 95th out of 435, 87th out of 310, and 47th out of 109 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 2/28/06 (Unaudited)

CORPORATE BONDS AND NOTES (88.2%)*

	Principal amount		Value

Advertising and Marketing Services (0.4%)
Affinion Group, Inc. 144A company guaranty 10 1/8s, 2013		$5,390,000	$5,201,350
Lamar Media Corp. company guaranty 7 1/4s, 2013		3,950,000	4,073,438
			9,274,788

Automotive (4.7%)
ArvinMeritor, Inc. 144A sr. notes 8 1/8s, 2015		350,000	327,250
Dana Corp. notes 5.85s, 2015		1,660,000	1,016,750
Delco Remy International, Inc. company guaranty 11s, 2009		3,000	1,365
Ford Motor Co. notes 7.45s, 2031		10,085,000	7,160,350
Ford Motor Credit Corp. bonds 7 3/8s, 2011		10,870,000	9,802,599
Ford Motor Credit Corp. notes 7 7/8s, 2010		16,270,000	15,047,586
Ford Motor Credit Corp. notes 7 3/8s, 2009		6,295,000	5,814,824
General Motors Acceptance Corp. bonds 8s, 2031		16,435,000	15,009,067
General Motors Acceptance Corp. notes 7 3/4s, 2010		14,440,000	13,609,122
General Motors Acceptance Corp. notes 6 7/8s, 2012		3,955,000	3,523,889
General Motors Acceptance Corp. notes 6 3/4s, 2014		7,575,000	6,692,043
General Motors Acceptance Corp. notes 5 1/8s, 2008		3,838,000	3,511,709
Hertz Corp. 144A sr. notes 8 7/8s, 2014		5,190,000	5,423,550
Meritor Automotive, Inc. notes 6.8s, 2009		2,785,000	2,729,300
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		4,960,000	4,935,200
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		7,565,000	8,378,237
TRW Automotive Inc. sr. notes 9 3/8s, 2013		1,675,000	1,817,375
TRW Automotive Inc. sr. sub. notes 11s, 2013		8,658,000	9,718,605
			114,518,821

Basic Materials (8.7%)
Abitibi-Consolidated Finance LP company guaranty
7 7/8s, 2009		3,000	2,918
AK Steel Corp. company guaranty 7 7/8s, 2009		2,504,000	2,435,140
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		5,780,000	6,466,375
Builders FirstSource Inc. company guaranty FRB 8.999s, 2012		615,000	631,913
Century Aluminum Co. company guaranty 7 1/2s, 2014		2,725,000	2,834,000
Chaparral Steel Co. company guaranty 10s, 2013		8,310,000	9,182,550
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	800,000	862,127
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	2,250,000	3,002,751
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$2,540,000	2,260,600
Compass Minerals International, Inc.sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		10,532,000	9,794,760
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		3,365,000	2,633,113
Equistar Chemicals LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008		14,008,000	15,058,600
Georgia-Pacific Corp. debs. 9 1/2s, 2011		2,935,000	3,206,488
Georgia-Pacific Corp. sr. notes 8s, 2024		1,735,000	1,735,000

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount		Value

Basic Materials continued
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		$7,150,000	$7,856,062
Graphic Packaging International Corp
sr. notes 8 1/2s, 2011		465,000	467,325
Huntsman International, LLC company guaranty 10 1/8s, 2009		8,227,000	8,432,675
Huntsman, LLC company guaranty 11 5/8s, 2010		2,408,000	2,745,120
Huntsman, LLC company guaranty 11 1/2s, 2012		1,774,000	2,026,795
Ineos Group Holdings PLC 144A bonds 7 7/8s,
2016 (United Kingdom)	EUR	4,160,000	4,951,697
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		$6,915,000	7,122,450
Ispat Inland ULC sec. notes 9 3/4s, 2014		2,737,000	3,113,338
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		276,000	258,060
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	1,711,112	2,069,394
Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007		$3,466,000	3,587,310
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		8,695,000	9,108,013
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	322,000	419,747
Metals USA, Inc. 144A sec. notes 11 1/8s, 2015		$4,280,000	4,601,000
Millennium America, Inc. company guaranty 9 1/4s, 2008		6,738,000	6,923,295
Nalco Co. sr. sub. notes 9s, 2013	EUR	2,975,000	3,865,682
Nalco Co. sr. sub. notes 8 7/8s, 2013		$6,390,000	6,693,525
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		5,095,000	5,120,475
NewPage Corp. sec. notes 10s, 2012		6,165,000	6,442,425
Norske Skog Canada, Ltd. sr. notes 7 3/8s, 2014 (Canada)		4,525,000	4,163,000
Novelis, Inc. 144A sr. notes 7 3/4s, 2015		15,270,000	14,811,900
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		1,694,026	1,774,492
PQ Corp. 144A company guaranty 7 1/2s, 2013		7,460,000	7,161,600
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	3,400,000	4,207,159
Rockwood Specialties Group, Inc. sub. notes 7 1/2s, 2014		$1,350,000	1,363,500
Smurfit Capital Funding PLC debs. 7 1/2s, 2025 (Ireland)		1,175,000	1,081,000
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		4,379,000	4,587,003
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		1,334,122	1,270,751
Stone Container Corp. sr. notes 9 3/4s, 2011		10,095,000	10,385,231
Stone Container Corp. sr. notes 8 3/8s, 2012		3,555,000	3,483,900
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		1,385,000	1,284,588
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		3,860,000	4,110,900
United States Steel Corp. sr. notes 9 3/4s, 2010		1,396,000	1,514,660
United States Steel, LLC sr. notes 10 3/4s, 2008		2,637,000	2,913,885
Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010 ‡‡		413,884	329,038
Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011 ‡‡		761,255	605,198
			210,958,528

Beverage (0.1%)
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008		3,088,000	3,219,240
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012		338,000	355,323
			3,574,563

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount		Value

Broadcasting (2.8%)
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015		$11,515,000	$11,471,819
Echostar DBS Corp. company guaranty 6 5/8s, 2014		6,960,000	6,768,600
Echostar DBS Corp. sr. notes 6 3/8s, 2011		12,880,000	12,590,200
Emmis Communications Corp. sr. notes FRN 10.366s, 2012		1,296,000	1,296,000
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010		2,010,000	1,819,050
Gray Television, Inc. company guaranty 9 1/4s, 2011		1,783,000	1,894,438
LIN Television Corp. company guaranty Ser. B, 6 1/2s, 2013		1,840,000	1,745,700
LIN Television Corp. sr. sub. notes 6 1/2s, 2013		735,000	697,331
Paxson Communications Corp. 144A sec. FRN 10.777s, 2013		2,660,000	2,573,550
Paxson Communications Corp. 144A sec. FRN 7.777s, 2012		3,210,000	3,210,000
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012		8,810,000	9,492,775
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013		5,470,000	5,360,600
Young Broadcasting, Inc. company guaranty 10s, 2011		5,933,000	5,302,619
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014		3,385,000	2,843,400
			67,066,082

Building Materials (1.6%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012		3,785,000	3,766,075
Building Materials Corp. company guaranty 8s, 2008		2,869,000	2,912,035
Goodman Global Holding Co., Inc. sr. notes FRN
Ser. B, 7.67s, 2012		1,785,000	1,816,238
Goodman Global Holding Co., Inc. sr. sub. notes 7 7/8s, 2012		6,830,000	6,676,325
Jacuzzi Brands, Inc. sec. notes 9 5/8s, 2010		2,665,000	2,878,200
NTK Holdings, Inc. sr. disc. notes zero %, 2014		7,995,000	5,596,500
Owens Corning bonds 7 1/2s, 2018 (In default) †		4,000	3,120
Owens Corning notes 7 1/2s, 2006 (In default) †		5,755,000	4,445,738
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013		3,800,000	3,933,000
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014		5,945,000	5,930,138
			37,957,369

Cable Television (2.7%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †		3,211,000	2,079,123
Adelphia Communications Corp. sr. notes 7 7/8s,
2009 (In default) †		2,918,000	1,823,750
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †		2,431,000	1,574,073
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014		3,950,000	3,673,500
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012		2,600,000	2,554,500
CCH I Holdings LLC 144A company
guaranty 11 1/8s, 2014		5,337,000	2,935,350
CCH I Holdings LLC 144A company guaranty 10s, 2014		4,840,000	2,516,800
CCH I Holdings LLC 144A company guaranty
stepped-coupon zero % (12 1/8s, 1/15/07), 2015 ††		1,098,000	505,080
CCH I Holdings LLC 144A company guaranty
stepped-coupon zero % (11 3/4s, 5/15/06), 2014 ††		725,000	377,000
CCH I LLC 144A secd. notes 11s, 2015		24,384,000	20,513,040

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount		Value

Cable Television continued
CCH II LLC/CCH II Capital Corp. 144A sr. notes 10 1/4s, 2010		$2,670,000	$2,656,650
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010		1,000,000	997,500
CSC Holdings, Inc. debs. 7 5/8s, 2018		2,579,000	2,511,301
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		3,495,000	3,521,213
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012		6,350,000	6,143,625
Intelsat Bermuda, Ltd. 144A sr. notes 8 7/8s, 2015 (Bermuda)		6,780,000	7,034,250
Intelsat Bermuda, Ltd. 144A sr. notes 8 1/2s, 2013 (Bermuda)		3,220,000	3,292,450
PanAmSat Corp. notes 6 3/8s, 2008		699,000	700,748
			65,409,953

Capital Goods (8.0%)
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		7,867,000	8,299,685
Allied Waste North America, Inc. sec. notes
Ser. B, 5 3/4s, 2011		860,000	823,450
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		7,005,000	7,600,425
Argo-Tech Corp. sr. notes 9 1/4s, 2011		5,000,000	5,300,000
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		5,048,000	5,426,600
Blount, Inc. sr. sub. notes 8 7/8s, 2012		5,345,000	5,612,250
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		3,333,000	3,083,025
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		4,215,000	4,215,000
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		5,305,000	5,497,306
Crown Americas, LLC/Crown Americas Capital Corp.
144A sr. notes 7 5/8s, 2013		8,385,000	8,741,363
Crown Cork & Seal Co. Inc. debs. 8s, 2023		2,695,000	2,627,625
Decrane Aircraft Holdings Co. company guaranty zero %,
2008 (acquired 7/23/04, cost $4,239,774) ‡		14,344,000	9,467,040
DRS Technologies, Inc. company guaranty 6 5/8s, 2016		3,185,000	3,200,925
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		11,456,000	12,429,760
Greenbrier Companies, Inc. 144A sr. notes 8 3/8s, 2015		2,680,000	2,814,000
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		1,710,000	1,714,275
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		1,630,000	1,687,050
L-3 Communications Corp. company guaranty
6 1/8s, 2013		8,790,000	8,658,150
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		6,510,000	6,493,725
Legrand SA debs. 8 1/2s, 2025 (France)		11,095,000	13,591,375
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		3,896,000	4,295,340
Manitowoc Co., Inc. (The) company
guaranty 10 3/8s, 2011	EUR	1,550,000	1,972,478
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$3,375,000	3,467,813
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		2,660,000	2,380,700
Mueller Group, Inc. sr. sub. notes 10s, 2012		4,030,000	4,412,850
Mueller Holdings, Inc. disc. notes stepped-coupon
zero % (14 3/4s, 4/15/09), 2014 ††		4,400,000	3,564,000

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount		Value

Capital Goods continued
Owens Brockway Glass Container Inc company
guaranty 6 3/4s, 2014	EUR	2,585,000	$3,152,455
Owens-Brockway Glass company guaranty 8 7/8s,2009		$4,000	4,175
Owens-Brockway Glass company guaranty 8 1/4s, 2013		6,540,000	6,817,950
Owens-Brockway Glass company guaranty 7 3/4s, 2011		1,000,000	1,050,000
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		7,558,000	8,124,850
Owens-Illinois, Inc. debs. 7.8s, 2018		1,715,000	1,732,150
Plastipak Holdings Inc. 144A sr. notes 8 1/2s, 2015		2,675,000	2,761,938
Ray Acquisition SCA sr. notes 9 3/8s, 2015 (France)	EUR	3,565,000	4,545,200
Siebe PLC 144A sr. unsub. 6 1/2s, 2010
(United Kingdom)		$4,290,000	4,005,788
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		5,250,000	4,672,500
TD Funding Corp. company guaranty 8 3/8s, 2011		7,757,000	8,106,065
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		4,045,000	4,449,500
Terex Corp. company guaranty 9 1/4s, 2011		1,540,000	1,642,025
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		6,295,000	6,649,094
			195,089,900

Communication Services (6.5%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		2,278,000	2,465,935
Alamosa Delaware, Inc. company guaranty 11s, 2010		3,170,000	3,543,381
Alamosa Delaware, Inc. sr. notes 8 1/2s, 2012		1,390,000	1,501,200
American Cellular Corp. company guaranty 9 1/2s, 2009		1,795,000	1,864,556
American Cellular Corp. sr. notes Ser. B, 10s, 2011		3,725,000	4,050,937
American Tower Corp. sr. notes 7 1/2s, 2012		3,360,000	3,544,800
American Towers, Inc. company guaranty 7 1/4s, 2011		6,940,000	7,287,000
Asia Global Crossing, Ltd. sr. notes 13 3/8s,
2010 (Bermuda) (In default) †		5,604,420	168,133
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		3,070,000	3,361,650
Centennial Cellular Operating Co., LLC
sr. sub. notes 10 3/4s, 2008		756,000	772,065
Centennial Communications Corp. 144A
sr. notes 10s, 2013		2,755,000	2,865,200
Centennial Communications Corp. 144A
sr. notes FRN 10.25s, 2013		1,125,000	1,161,563
Cincinnati Bell Telephone company guaranty 6.3s, 2028		1,335,000	1,214,850
Cincinnati Bell, Inc. company guaranty 7s, 2015		2,210,000	2,207,238
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		955,000	964,550
Cincinnati Bell, Inc. unsub. notes 7 1/4s, 2023		3,752,000	3,695,720
Citizens Communications Co. notes 9 1/4s, 2011		7,860,000	8,704,950
Citizens Communications Co. sr. notes 6 1/4s, 2013		6,740,000	6,613,625
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		3,515,000	3,690,750
Dobson Cellular Systems sec. notes 9 7/8s, 2012		4,360,000	4,763,300
Dobson Communications Corp. 144A sr. notes FRN
8.85s, 2012		2,295,000	2,272,050
Horizon PCS, Inc. company guaranty 11 3/8s, 2012		1,065,000	1,224,750
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		4,531,000	4,672,594

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Communication Services continued
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††	$7,475,000	$6,297,688
iPCS, Inc. sr. notes 11 1/2s, 2012	2,565,000	2,943,338
IWO Holdings, Inc. sec. FRN 8.35s, 2012	835,000	869,444
Madison River Capital Corp. sr. notes 13 1/4s, 2010	2,824,000	2,972,260
Nextel Partners, Inc. sr. notes 8 1/8s, 2011	10,280,000	10,896,800
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	8,340,000	8,569,350
Qwest Corp. notes 8 7/8s, 2012	17,855,000	19,997,600
Qwest Corp. sr. notes 7 5/8s, 2015	4,590,000	4,922,775
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	2,435,000	2,992,006
Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)	1,312,000	1,521,920
Rogers Wireless, Inc. sec. notes 7 1/2s, 2015 (Canada)	2,685,000	2,866,237
Rogers Wireless, Inc. sr. sub. notes 8s, 2012 (Canada)	3,355,000	3,581,462
Rural Cellular Corp. sr. notes 9 7/8s, 2010	1,985,000	2,123,950
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	2,195,000	2,227,925
Rural Cellular Corp. 144A sr. sub. notes FRN 10.43s, 2012	1,410,000	1,452,300
SBA Communications Corp. sr. notes 8 1/2s, 2012	1,525,000	1,677,500
SBA Telecommunications, Inc./SBA Communications Corp. sr. disc.
notes stepped-coupon zero % (9 3/4s, 12/15/07), 2011 ††	3,242,000	3,071,795
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	3,565,000	3,573,913
U S West, Inc. debs. 7 1/4s, 2025	2,820,000	2,855,250
Valor Telecommunications Enterprises LLC/Finance Corp.
company guaranty 7 3/4s, 2015	2,450,000	2,551,063
		160,575,373

Consumer (0.9%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	11,165,000	11,332,475
Samsonite Corp. sr. sub. notes 8 7/8s, 2011	9,530,000	10,077,975
		21,410,450

Consumer Goods (2.1%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	4,430,000	4,407,850
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,670,000	5,840,100
Playtex Products, Inc. company guaranty 9 3/8s, 2011	7,757,000	8,125,458
Playtex Products, Inc. sec. notes 8s, 2011	6,910,000	7,376,425
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	6,045,000	6,120,563
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	8,140,000	6,919,000
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	2,335,000	2,364,188
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	9,715,000	8,379,188
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	2,460,000	2,244,750
		51,777,522

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Consumer Services (0.7%)
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)	$2,260,000	$2,361,700
Brand Services, Inc. company guaranty 12s, 2012	7,325,000	7,764,500
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	5,785,000	5,777,769
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	219,000	219,821
United Rentals NA, Inc. sr. sub. notes 7s, 2014	1,740,000	1,685,625
		17,809,415

Energy (9.0%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	12,755,000	12,786,888
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012 (Cayman Islands)	4,361,000	4,698,978
Chaparral Energy, Inc. 144A sr. notes 8 1/2s, 2015	4,015,000	4,245,863
CHC Helicopter Corp. sr. sub. notes 7 3/8s,
2014 (Canada)	8,380,000	8,558,075
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	3,742,000	3,975,875
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	6,425,000	6,834,594
Chesapeake Energy Corp. sr. notes 7s, 2014	2,715,000	2,816,813
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	5,360,000	5,467,200
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,485,000	4,485,000
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	2,815,000	2,948,713
Dresser, Inc. company guaranty 9 3/8s, 2011	5,444,000	5,716,200
Dresser-Rand Group, Inc. 144A
sr. sub. notes 7 5/8s, 2014	2,687,000	2,794,480
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	2,220,000	2,175,600
Encore Acquisition Co. sr. sub. notes 6s, 2015	7,492,000	7,117,400
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	8,425,000	8,593,500
Forest Oil Corp. company guaranty 7 3/4s, 2014	3,151,000	3,296,734
Forest Oil Corp. sr. notes 8s, 2011	4,174,000	4,549,660
Forest Oil Corp. sr. notes 8s, 2008	2,507,000	2,622,949
Hanover Compressor Co. sr. notes 9s, 2014	3,175,000	3,460,750
Hanover Compressor Co. sr. notes 8 5/8s, 2010	2,295,000	2,424,094
Hanover Compressor Co. sub. notes zero %, 2007	4,990,000	4,590,800
Hanover Equipment Trust sec. notes Ser. B,
8 3/4s, 2011	1,630,000	1,719,650
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	5,755,000	5,740,613
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	2,350,000	2,332,375
Inergy LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	8,745,000	8,329,613
Inergy LP/Inergy Finance Corp. 144A sr. notes
8 1/4s, 2016	800,000	816,000
KCS Energy, Inc. sr. notes 7 1/8s, 2012	3,175,000	3,222,625
Massey Energy Co. sr. notes 6 5/8s, 2010	7,265,000	7,428,463
Newfield Exploration Co. sr. notes 7 5/8s, 2011	6,220,000	6,670,950
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	6,605,000	6,819,663
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	6,055,000	5,752,250
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	4,391,193	4,481,235

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Energy continued
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	$3,260,000	$3,365,950
Peabody Energy Corp. sr. notes 5 7/8s, 2016	6,615,000	6,482,700
Plains Exploration & Production Co. sr. notes
7 1/8s, 2014	6,695,000	6,979,538
Plains Exploration & Production Co. sr. sub. notes
8 3/4s, 2012	7,395,000	7,949,625
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	5,465,000	5,505,988
Pride International, Inc. sr. notes 7 3/8s, 2014	8,020,000	8,561,350
Seabulk International, Inc. company
guaranty 9 1/2s, 2013	5,165,000	5,713,781
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	1,090,000	1,103,625
Stone Energy Corp. sr. sub. notes 6 3/4s, 2014	1,925,000	1,838,375
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	3,408,000	3,646,560
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	3,343,000	3,476,720
Whiting Petroleum Corp. 144A sr. sub. notes 7s, 2014	6,665,000	6,681,663
		218,779,478

Entertainment (1.3%)
AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012	2,165,000	2,059,456
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	2,100,000	1,829,625
AMC Entertainment, Inc. 144A company
guaranty 11s, 2016	2,405,000	2,420,031
Cinemark USA, Inc. sr. sub. notes 9s, 2013	3,875,000	4,097,813
Cinemark, Inc. sr. disc. notes stepped-coupon
zero % (9 3/4s, 3/15/07), 2014 ††	9,535,000	7,103,575
Marquee Holdings, Inc. sr. disc. notes
stepped-coupon zero % (12s, 8/15/09), 2014 ††	6,540,000	3,997,575
Six Flags, Inc. sr. notes 9 5/8s, 2014	4,040,000	4,100,600
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	2,340,000	2,334,150
Universal City Florida Holding Co. sr. notes FRN
9.43s, 2010	3,321,000	3,370,815
		31,313,640

Financial (1.1%)
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	2,640,000	2,692,800
E*Trade Finance Corp. sr. notes 8s, 2011	8,100,000	8,525,250
Finova Group, Inc. notes 7 1/2s, 2009	9,919,250	3,223,756
UBS AG/Jersey Branch sr. notes Ser. EMTN, 9.14s,
2008 (Jersey)	4,570,000	4,707,100
Western Financial Bank sub. debs. 9 5/8s, 2012	6,274,000	7,058,250
		26,207,156

Food (1.3%)
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	850,992	44,466
Dean Foods Co. sr. notes 6 5/8s, 2009	6,180,000	6,288,150

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount		Value

Food continued
Del Monte Corp. company guaranty 6 3/4s, 2015		$3,360,000	$3,360,000
Del Monte Corp. sr. sub. notes 8 5/8s, 2012		6,185,000	6,587,025
Doane Pet Care Co. 144A sr. sub. notes 10 5/8s, 2015		4,980,000	5,266,350
Pinnacle Foods Holding Corp. sr. sub. notes
8 1/4s, 2013		8,615,000	8,442,700
United Biscuits Finance company
guaranty 10 5/8s, 2011 (United Kingdom)	EUR	2,090,000	2,647,207
			32,635,898

Gaming & Lottery (3.8%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		$1,514,000	1,627,550
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		3,315,000	3,468,319
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016		5,310,000	5,376,375
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		730,000	728,175
Harrah’s Operating Co., Inc. company guaranty 8s, 2011		1,805,000	1,978,103
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		3,257,000	3,529,774
MGM Mirage, Inc. company guaranty 6s, 2009		7,002,000	6,966,990
MGM Mirage, Inc. sr. notes 6 3/4s, 2012		2,000	2,033
Mirage Resorts, Inc. debs. 7 1/4s, 2017		1,755,000	1,829,588
Park Place Entertainment Corp. sr. notes 8 1/2s, 2006		1,465,000	1,493,805
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009		4,189,000	4,435,104
Park Place Entertainment Corp. sr. notes 7s, 2013		4,000,000	4,232,752
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010		2,834,000	3,021,753
Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010		8,402,000	8,774,881
Penn National Gaming, Inc. sr. sub. notes 6 3/4s, 2015		2,100,000	2,110,500
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		6,345,000	6,598,800
Resorts International Hotel and Casino, Inc.
company guaranty 11 1/2s, 2009		4,943,000	5,449,658
Scientific Games Corp. company guaranty 6 1/4s, 2012		6,115,000	6,076,781
Station Casinos, Inc. sr. notes 6s, 2012		4,485,000	4,485,000
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016		4,485,000	4,563,488
Trump Entertainment Resorts, Inc. sec. notes
8 1/2s, 2015		10,375,000	10,349,063
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014		5,695,000	5,609,575
			92,708,067

Health Care (7.1%)
Alderwoods Group, Inc. company guaranty 7 3/4s, 2012		3,495,000	3,608,588
Community Health Systems, Inc. sr. sub. notes
6 1/2s, 2012		5,596,000	5,540,040
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012		3,345,000	3,340,819
DaVita, Inc. company guaranty 7 1/4s, 2015		3,570,000	3,641,400
DaVita, Inc. company guaranty 6 5/8s, 2013		1,785,000	1,811,775
Elan Finance PLC/Elan Finance Corp, company
guaranty 7 3/4s, 2011 (Ireland)		3,010,000	2,799,300
Extendicare Health Services, Inc. company
guaranty 9 1/2s, 2010		2,950,000	3,115,937

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount		Value

Health Care continued
Extendicare Health Services, Inc. sr. sub. notes
6 7/8s, 2014		$2,665,000	$2,764,938
Fresenius Finance BV 144A 5 1/2s, 2016
(Netherlands)	EUR	1,685,000	2,022,749
HCA, Inc. debs. 7.19s, 2015		$6,513,000	6,752,555
HCA, Inc. med. term notes 8.85s, 2007		3,080,000	3,157,847
HCA, Inc. notes 8.36s, 2024		3,150,000	3,403,493
HCA, Inc. notes 7.69s, 2025		735,000	759,883
HCA, Inc. notes 7s, 2007		716,000	728,790
HCA, Inc. notes 6 3/8s, 2015		2,195,000	2,191,556
HCA, Inc. notes 5 3/4s, 2014		2,385,000	2,280,523
HCA, Inc. sr. notes 7 7/8s, 2011		116,000	123,953
Healthsouth Corp. notes 7 5/8s, 2012		7,716,000	8,487,600
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014		1,160,000	1,177,400
Insight Health Services Corp. company guaranty
FRB 9.93s, 2011		2,810,000	2,599,250
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		3,276,000	2,522,520
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††		11,675,000	2,568,500
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		2,660,000	2,713,200
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		6,090,000	5,998,650
Psychiatric Solutions, Inc. company guaranty
7 3/4s, 2015		5,435,000	5,611,638
Select Medical Corp. company guaranty 7 5/8s, 2015		2,785,000	2,381,175
Service Corp. International debs. 7 7/8s, 2013		3,857,000	4,073,956
Service Corp. International sr. unsec. notes 6 1/2s, 2008		1,006,000	1,016,060
Service Corp. International notes Ser. *, 7.7s, 2009		2,281,000	2,395,050
Service Corp. International 144A sr. notes 7 1/4s, 2017		1,920,000	1,960,800
Service Corp. International 144A sr. notes 6 3/4s, 2016		6,680,000	6,663,300
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013		7,880,000	7,623,900
Tenet Healthcare Corp. notes 7 3/8s, 2013		8,065,000	7,399,638
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014		7,850,000	7,987,375
Triad Hospitals, Inc. sr. notes 7s, 2012		6,370,000	6,497,400
Triad Hospitals, Inc. sr. sub. notes 7s, 2013		11,815,000	11,918,381
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)		7,780,000	8,130,100
US Oncology, Inc. company guaranty 9s, 2012		4,090,000	4,376,300
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		6,754,000	7,041,045
Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 (R)		6,360,000	7,242,450
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)		2,200,000	2,246,750
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)		1,690,000	1,711,125
Ventas Realty LP/Capital Corp. 144A
sr. notes 6 1/2s, 2016 (R)		2,250,000	2,261,250
			172,648,959

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Homebuilding (1.7%)
Ashton Woods USA LLC/Ashton Woods Finance Co.
144A sr. sub. notes 9 1/2s, 2015 (R)	$2,835,000	$2,664,900
Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011	3,206,000	3,358,285
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	4,310
K. Hovnanian Enterprises, Inc. company guaranty
8 7/8s, 2012	4,180,000	4,378,550
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	2,917,000	2,779,364
Meritage Homes Corp. company guaranty 6 1/4s, 2015	2,450,000	2,205,000
Meritage Homes Corp. sr. notes 7s, 2014	1,670,000	1,576,063
Schuler Homes, Inc. company guaranty 10 1/2s, 2011	3,450,000	3,687,188
Standard Pacific Corp. sr. notes 7 3/4s, 2013	6,955,000	6,763,738
Standard Pacific Corp. sr. notes 7s, 2015	1,305,000	1,203,863
Technical Olympic USA, Inc. company guaranty
10 3/8s, 2012	3,405,000	3,455,224
Technical Olympic USA, Inc.sr. sub. notes 7 1/2s, 2015	1,855,000	1,576,750
WCI Communities, Inc. company guaranty 9 1/8s, 2012	6,427,000	6,507,338
		40,160,573

Household Furniture and Appliances (0.4%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	9,510,000	9,937,950

Lodging/Tourism (1.4%)
FelCor Lodging LP company guaranty 9s, 2008 (R)	2,630,000	2,906,150
HMH Properties, Inc. company guaranty Ser. B,
7 7/8s, 2008 (R)	607,000	610,794
Host Marriott LP company guaranty Ser. G,
9 1/4s, 2007 (R)	1,695,000	1,779,750
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	9,135,000	9,317,700
MeriStar Hospitality Corp. company guaranty
9 1/8s, 2011 (R)	4,940,000	5,730,400
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	3,670,000	4,027,825
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 3/8s, 2007	3,374,000	3,441,480
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	4,600,000	4,991,000
		32,805,099

Media (0.3%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	5,935,000	5,935,000
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	1,235,000	1,065,188
		7,000,188

Publishing (3.7%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	6,355,000	5,671,838
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	10,615,213	10,880,593
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	3,325,000	3,291,750

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Publishing continued
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	$6,095,000	$6,460,700
Dex Media, Inc. disc. notes stepped-coupon
zero % (9s, 11/15/08), 2013 ††	4,720,000	3,964,800
Dex Media, Inc. notes 8s, 2013	2,395,000	2,478,825
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013	7,690,000	8,382,100
Mail-Well I Corp. company guaranty 9 5/8s, 2012	2,555,000	2,756,206
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	5,107,000	4,915,488
PRIMEDIA, Inc. sr. notes 8s, 2013	9,200,000	8,234,000
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	2,710,000	2,547,400
R.H. Donnelley Corp. 144A sr. disc. notes Ser. A-2 6 7/8s, 2013	4,100,000	3,813,000
R.H. Donnelley Corp. 144A sr. notes Ser. A-3 8 7/8s, 2016	5,350,000	5,537,250
Reader’s Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	3,485,000	3,450,150
RH Donnelly Corp. 144A sr. disc. notes 6 7/8s, 2013	1,925,000	1,790,250
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	10,428,000	10,232,475
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	6,870,000	5,633,400
		90,040,225

Restaurants (0.3%)
Sbarro, Inc. company guaranty 11s, 2009	7,558,000	7,728,055

Retail (2.7%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	3,430,000	3,460,013
Autonation, Inc. company guaranty 9s, 2008	7,838,000	8,367,065
GSC Holdings Corp. 144A company guaranty 8s, 2012	5,465,000	5,451,338
Harry & David Holdings Inc. company guaranty 9s, 2013	2,460,000	2,386,200
JC Penney Co., Inc. debs. 7 1/8s, 2023	6,590,000	7,447,471
JC Penney Co., Inc. notes 9s, 2012	680,000	798,150
JC Penney Co., Inc. notes 8s, 2010	240,000	261,425
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	5,010,000	5,010,000
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	2,475,000	2,363,625
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	3,930,000	2,583,975
Neiman-Marcus Group, Inc. 144A sr. notes 9s, 2015	9,440,000	9,971,000
Rite Aid Corp. company guaranty 9 1/2s, 2011	5,030,000	5,281,500
Rite Aid Corp. company guaranty 7 1/2s, 2015	3,340,000	3,218,925
Rite Aid Corp. debs. 6 7/8s, 2013	335,000	281,400
Rite Aid Corp. sr. notes 9 1/4s, 2013	5,189,000	4,903,605
United Auto Group, Inc. company guaranty 9 5/8s, 2012	3,759,000	4,031,528
		65,817,220

Technology (4.1%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	5,426,000	5,751,560
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	5,119,000	4,850,253
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	1,810,000	1,846,200
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	5,450,000	5,450,000
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	6,810,000	7,193,062
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	8,626,000	8,949,475
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	1,545,000	1,456,163

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Technology continued
Lucent Technologies, Inc. debs. 6 1/2s, 2028	$350,000	$290,063
Lucent Technologies, Inc. debs. 6.45s, 2029	7,394,000	6,238,688
New ASAT Finance, Ltd. company guaranty 9 1/4s,
2011 (Cayman Islands)	2,990,000	2,496,650
Seagate Technology Hdd Holdings company
guaranty 8s, 2009 (Cayman Islands)	2,500,000	2,593,750
Solectron Corp. 144A sr. sub. notes 8s, 2016	3,185,000	3,232,775
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015	6,990,000	7,330,763
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013	9,007,000	9,581,196
UGS Corp. company guaranty 10s, 2012	6,850,000	7,509,313
Unisys Corp. sr. notes 8s, 2012	5,335,000	5,201,625
Xerox Capital Trust I company guaranty 8s, 2027	4,340,000	4,491,900
Xerox Corp. company guaranty 9 3/4s, 2009	4,000	4,390
Xerox Corp. notes Ser. MTN, 7.2s, 2016	4,385,000	4,670,025
Xerox Corp. sr. notes 7 5/8s, 2013	7,314,000	7,761,983
Xerox Corp. sr. notes 6 7/8s, 2011	1,345,000	1,390,394
		98,290,228

Textiles (1.2%)
Levi Strauss & Co. sr. notes 12 1/4s, 2012	9,285,000	10,608,113
Levi Strauss & Co. sr. notes 9 3/4s, 2015	7,798,000	8,304,870
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	4,250,000	4,377,500
Russell Corp. company guaranty 9 1/4s, 2010	5,218,000	5,400,630
		28,691,113

Tire & Rubber (0.5%)
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	7,845,000	7,707,713
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	4,735,000	4,758,675
		12,466,388

Transportation (1.0%)
Calair, LLC/Calair Capital Corp. company guaranty
8 1/8s, 2008	7,906,000	7,194,460
Kansas City Southern Railway Co. company guaranty
9 1/2s, 2008	8,753,000	9,431,358
Kansas City Southern Railway Co. company guaranty
7 1/2s, 2009	1,685,000	1,735,550
Navistar International Corp. company guaranty 6 1/4s, 2012	5,265,000	5,304,488
		23,665,856

Utilities & Power (8.1%)
AES Corp. (The) sr. notes 8 7/8s, 2011	795,000	862,575
AES Corp. (The) sr. notes 8 3/4s, 2008	171,000	179,550
AES Corp. (The) 144A sec. notes 9s, 2015	7,235,000	7,922,325
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,390,000	8,008,913
ANR Pipeline Co. debs. 9 5/8s, 2021	2,385,000	3,080,402
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	10,000	11,850

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Utilities & Power continued
CMS Energy Corp. sr. notes 9 7/8s, 2007	$175,000	$187,250
CMS Energy Corp. sr. notes 8.9s, 2008	2,199,000	2,347,432
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,254,000	1,366,860
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,730,000	1,820,825
Colorado Interstate Gas Co. debs. 6.85s, 2037	3,535,000	3,744,965
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	1,000,000	986,471
Copano Energy, LLC. 144A sr. notes 8 1/8s, 2016	2,150,000	2,225,250
DPL, Inc. sr. notes 6 7/8s, 2011	5,920,000	6,214,354
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	9,545,000	10,738,125
Dynegy-Roseton Danskamme company
guaranty Ser. A, 7.27s, 2010	3,500,000	3,561,250
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	5,330,000	5,476,575
Edison Mission Energy sr. notes 10s, 2008	2,399,000	2,614,910
Edison Mission Energy sr. notes 9 7/8s, 2011	145,000	167,113
El Paso Corp. notes 7 3/4s, 2010	1,800,000	1,878,750
El Paso Corp. sr. notes 8.05s, 2030	5,000,000	5,387,500
El Paso Corp. sr. notes 7 3/8s, 2012	3,630,000	3,766,125
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	3,470,000	3,678,200
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,745,000	2,087,725
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	11,125,000	11,736,875
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	5,460,000	5,323,500
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	10,955,000	11,968,338
Mirant North America LLC 144A sr. notes 7 3/8s, 2013	6,380,000	6,547,475
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	6,998,000	8,065,195
Monongahela Power Co. 1st mtge. 6.7s, 2014	3,190,000	3,428,655
Nevada Power Co. 2nd mtge. 9s, 2013	3,163,000	3,497,506
Northwestern Corp. sec. notes 5 7/8s, 2014	3,205,000	3,221,500
NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,275,000	13,673,250
Orion Power Holdings, Inc. sr. notes 12s, 2010	6,000,000	6,870,000
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	4,840,000	5,028,121
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	1,290,000	1,315,800
Sierra Pacific Resources sr. notes 8 5/8s, 2014	3,415,000	3,726,906
Teco Energy, Inc. notes 7.2s, 2011	1,645,000	1,739,588
Teco Energy, Inc. notes 7s, 2012	2,730,000	2,866,500
Teco Energy, Inc. sr. notes 6 3/4s, 2015	360,000	378,000
Tennessee Gas Pipeline Co. debs. 7s, 2028	695,000	730,971
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	1,465,000	1,610,080
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	5,100,000	5,552,625
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	6,710,000	6,928,075
Utilicorp United, Inc. sr. notes 9.95s, 2011	3,385,000	3,765,813
Williams Cos., Inc. (The) notes 8 3/4s, 2032	1,330,000	1,609,300
Williams Cos., Inc. (The) notes 7 5/8s, 2019	5,210,000	5,731,000

CORPORATE BONDS AND NOTES (88.2%)* continued

	Principal amount	Value

Utilities & Power continued
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	$1,870,000	$1,874,675
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	3,107,974	259,205
		195,764,248

Total corporate bonds and notes (cost $2,126,605,757)		$2,142,083,105

SENIOR LOANS (2.0%)* (c)

	Principal amount	Value

Advertising and Marketing Services (0.1%)
Affinion Group, Inc. bank term loan FRN Ser. B,
7.491s, 2013	$2,750,000	$2,740,834

Basic Materials (0.3%)
Georgia-Pacific Corp. bank term loan FRN Ser. C,
7.536s, 2014	4,250,000	4,332,586
Graphic Packaging Corp. bank term loan FRN
Ser. C, 6.984s, 2010	655,469	665,418
Hercules, Inc. bank term loan FRN Ser. B, 6.308s, 2010	859,688	865,061
Nalco Co. bank term loan FRN Ser. B, 6.586s, 2010	572,245	577,332
St. Mary’s Cement Corp. bank term loan FRN
Ser. B, 6.527s, 2009	588,000	595,718
		7,036,115

Beverage (—%)
Constellation Brands, Inc. bank term loan FRN
Ser. B, 5.9s, 2011	782,778	791,975

Broadcasting (—%)
Young Broadcasting, Inc. bank term loan FRN
Ser. B, 6.813s, 2012	300,000	300,563

Cable Television (—%)
PanAmSat Corp. bank term loan FRN Ser. B1, 6.489s, 2010	306,125	309,641

Capital Goods (0.1%)
AGCO Corp. bank term loan FRN 6.277s, 2008	817,350	824,502
Invensys, PLC bank term loan FRN Ser. B-1,
7.791s, 2009 (United Kingdom)	246,514	249,595
Owens-Illinois, Inc. bank term loan FRN Ser. B, 6.35s, 2008	394,214	395,816
Solo Cup Co. bank term loan FRN 7.027s, 2011	539,000	543,604
		2,013,517

Communication Services (—%)
Consolidated Communications Holdings bank term
loan FRN Ser. D, 6.342s, 2011	246,875	248,932
Qwest Communications International, Inc. bank
term loan FRN Ser. A, 9.32s, 2007	276,250	283,122
		532,054

SENIOR LOANS (2.0%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (0.2%)
Hayes Lemmerz International, Inc. bank term loan FRN
7.649s, 2009	$470,828	$472,341
Landsource, Inc. bank term loan FRN Ser. B, 7 1/8s, 2010	250,000	252,031
Neiman Marcus Group, Inc. bank term loan FRN
Ser. B, 6.947s, 2013	2,895,570	2,934,865
TRW Automotive, Inc. bank term loan FRN Ser. B, 6 1/4s, 2010	370,013	370,115
		4,029,352

Consumer Staples (0.8%)
AMF Bowling Worldwide bank term loan FRN Ser. B,
7.614s, 2009	381,382	384,242
Century Cable Holdings bank term loan FRN 9 1/2s, 2009	5,320,000	5,214,707
Charter Communications PLC bank term loan FRN
Ser. B, 7.92s, 2011	865,724	875,017
Frontier Vision bank term loan FRN Ser. B, 9.025s, 2006	440,000	440,688
Insight Midwest LP/Insight Capital, Inc. bank
term loan FRN 6.563s, 2009	4,900,000	4,964,592
Mediacom Communications Corp. bank term loan FRN
Ser. B, 6.794s, 2012	990,000	1,002,375
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 9 1/2s, 2010	5,053,836	4,960,881
Warner Music Group bank term loan FRN Ser. B,
6.583s, 2011	981,284	991,557
		18,834,059

Energy (—%)
Dresser, Inc. bank term loan FRN 7.99s, 2010	160,000	163,600

Entertainment (—%)
Six Flags, Inc. bank term loan FRN Ser. B, 7.111s, 2009	200,669	202,801

Food (—%)
Pinnacle Foods Holding Corp. bank term loan FRN
7.78s, 2010	940,545	955,123

Health Care (0.1%)
Community Health Systems, Inc. bank term loan
FRN Ser. B, 6.16s, 2011	434,500	439,750
Hanger Orthopedic Group, Inc. bank term loan FRN
8.271s, 2009	488,750	494,859
Kinetic Concepts, Inc. bank term loan FRN
Ser. B, 6.28s, 2011	327,979	331,122
VWR International, Inc. bank term loan FRN
Ser. B, 7.12s, 2011	201,373	204,016
		1,469,747

Household Furniture and Appliances (—%)
Sealy Mattress Co. bank term loan FRN Ser. D, 6.287s, 2012	290,992	293,993

SENIOR LOANS (2.0%)* (c) continued

	Principal amount	Value

Publishing (—%)
Dex Media West, LLC/Dex Media Finance Co. bank
term loan FRN Ser. B, 6.299s, 2010	$702,735	$708,372

Technology (0.1%)
Iron Mountain, Inc. bank term loan FRN 6.219s, 2011	990,000	996,600

Tire & Rubber (—%)
Goodyear Tire & Rubber Co. (The) bank term loan
FRN 7.06s, 2010	815,000	825,866

Transportation (—%)
United Airlines bank term loan FRN Ser. B, 8.286s, 2012	1,006,250	1,023,105
United Airlines bank term loan FRN Ser. DD, 8.286s, 2012	143,750	146,158
		1,169,263

Utilities & Power (0.3%)
El Paso Corp. bank term loan FRN 4.29s, 2009	2,140,000	2,159,617
El Paso Corp. bank term loan FRN Ser. B, 7.313s, 2009	3,488,800	3,528,534
Williams Cos., Inc. (The) bank term loan FRN
Ser. C, 6.82s, 2007	414,417	419,080
		6,107,231

Total senior loans (cost $48,105,015)		$49,480,706

CONVERTIBLE PREFERRED STOCKS (1.5%)*

	Shares	Value

Citigroup Funding, Inc. FRN, Ser. GNW, 5.18% cv. pfd.	201,380	$6,341,456
Crown Castle International Corp. $3.125 cum. cv. pfd.	83,650	4,579,838
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	81,621	3,326,056
Freeport-McMoRan Copper & Gold, Inc. 5.50 % cv. pfd.	2,432	2,768,832
Huntsman Corp. $2.50 cv. pfd.	59,300	2,646,263
Interpublic Group of Companies, Inc. 144A
Ser. B, 5.25% cum. cv. pfd	4,757	4,667,806
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	44,200	5,746,000
Paxson Communications Corp. 144A 9.75% cv. pfd. ‡‡ (S)	864	5,918,400

Total convertible preferred stocks (cost $36,176,529)		$35,994,651

CONVERTIBLE BONDS AND NOTES (0.9%)*

	Principal amount	Value

DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	$6,730,000	$6,957,138
L-3 Communications Corp. 144A cv. bonds 3s, 2035	4,990,000	5,120,988
LIN Television Corp. cv. sr. sub. notes 2 1/2s, 2033	1,435,000	1,287,913
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	930,000	968,363
Sinclair Broadcast Group, Inc. cv. sr. sub. notes
stepped-coupon 4 7/8s (2s, 1/15/11) 2018 ††	1,775,000	1,537,594

CONVERTIBLE BONDS AND NOTES (0.9%)* continued

	Principal amount	Value

Wabash National Corp. cv. sr. notes 3 1/4s, 2008	$2,275,000	$2,647,531
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	2,270,000	2,462,950

Total convertible bonds and notes (cost $20,512,248)		$20,982,477

COMMON STOCKS (0.8%)*

	Shares	Value

Comdisco Holding Co., Inc.	4,327	$68,150
Compass Minerals International, Inc.	4,728	117,964
Contifinancial Corp. Liquidating Trust Units	31,440,192	9,825
Crown Castle International Corp. †	12,856	403,036
Decrane Aircraft Holdings, Inc. (F) § †	29,311	29
DigitalGlobe, Inc. 144A § †	645,566	645,566
Dobson Communications Corp. †	16,542	119,764
Genesis HealthCare Corp. †	6,026	239,534
iPCS, Inc. †	136,189	6,414,502
Knology, Inc. †	1,894	9,584
Northwestern Corp.	46,598	1,511,173
Samsonite Corp. †	615,000	541,200
Sterling Chemicals, Inc. †	4,358	43,667
Sun Healthcare Group, Inc. †	9,048	57,726
USA Mobility, Inc.	1,733	49,945
VFB LLC (acquired 5/15/02, cost $9,558,415) (F) ‡ § †	12,695,838	269,787
VS Holdings, Inc. †	327,451	1
Wayland Investment Fund II (acquired 2/2/01,
cost $3,300,000) (F) ‡ †	33,000	312,230
WHX Corp. †	163,145	1,655,921
Williams Cos., Inc. (The)	289,627	6,247,254

Total common stocks (cost $67,769,921)		$18,716,858

PREFERRED STOCKS (0.7%)*

	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	21,000	$147,000
Dobson Communications Corp. 13.00% pfd.	42	53,337
First Republic Capital Corp. 144A 10.50% pfd.	6,670	7,337,000
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	720	6,012,000
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	3,026	3,616,070

Total preferred stocks (cost $16,043,475)		$17,165,407

COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031	$1,190,771	$1,156,029
Ser. 98-CF2, Class B5, 5.95s, 2031	3,816,434	2,770,731

COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)* continued

		Principal amount		Value

GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.513s, 2033			$583,000	$618,562
Ser. 00-1, Class G, 6.131s, 2033			2,470,000	2,279,143
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036			2,202,750	2,128,037
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031			1,054,300	989,390
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040			2,435,000	2,006,099
Ser. 04-1A, Class K, 5.45s, 2040			880,000	708,981
Ser. 04-1A, Class L, 5.45s, 2040			400,000	290,872

Total collateralized mortgage obligations (cost $11,560,740)				$12,947,844

ASSET-BACKED SECURITIES (0.3%)*

		Principal amount		Value

CDO Repackaging Trust Series 144A Ser. 03-3,
Class A, 9.49s, 2008			$4,315,000	$4,627,838
Dryden Leveraged Loan CDO 144A FRB Ser. 03-4A,
Class D, 13.19s, 2015 (Cayman Islands)			2,020,000	2,055,754

Total asset-backed securities (cost $6,335,000)				$6,683,592

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $2,672,126)

		Principal amount		Value

Philippines (Republic of ) bonds 9 1/2s, 2024			$2,465,000	$2,902,538

UNITS (0.1%)* (cost $12,603,530)

			Units	Value

XCL Equity Units † § (F)			3,124	$2,129,856

WARRANTS (—%)*†

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	$ .01	8,414	$84
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	1
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	1
MDP Acquisitions PLC 144A (Ireland)	10/01/13	EUR .001	4,453	124,682
Mikohn Gaming Corp. 144A	8/15/08	$ 7.70	3,334	3,334
TravelCenters of America, Inc.	5/01/09	.001	5,247	6,559
Ubiquitel, Inc. 144A	4/15/10	22.74	15,004	150
ZSC Specialty Chemicals PLC 144A
(United Kingdom)	6/30/11	GBP .01	300,000	3,000
ZSC Specialty Chemicals PLC (Preferred)
144A (United Kingdom)	6/30/11	GBP .01	300,000	3,000

Total warrants (cost $1,397,946)				$140,811

EQUITY VALUE CERTIFICATES (—%)* (cost $20,766)

	Maturity date	Certificates	Value
ONO Finance PLC 144A (United Kingdom)	3/16/11	186	$2

SHORT-TERM INVESTMENTS (3.0%)*

	Principal amount/shares		Value
Curzon Funding, LLC for an effective yield
of 10.25%, March 31, 2006		$7,500,000	$7,471,594
Curzon Funding, LLC for an effective yield
of 8.42%, March 21, 2006		1,000,000	997,472
Short-term investments held as collateral for
loaned securities with yields ranging from 4.51%
to 4.71% and due dates ranging from
March 1, 2006 to March 24, 2006 (d)		700,132	698,700
Putnam Prime Money Market Fund (e)		62,869,345	62,869,345

Total short-term investments (cost $72,037,111)			$72,037,111

TOTAL INVESTMENTS

Total investments (cost $2,421,840,164)			$2,381,264,958

* Percentages indicated are based on net assets of $2,428,777,533.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at February 28, 2006.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2006 was $10,049,057 or 0.4% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 7).

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at February 28, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At February 28, 2006, liquid assets totaling $20,318,232 have been designated as collateral for open swap contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2006.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/06 (aggregate face value $897,063) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$905,034	$897,063	3/15/06	$7,971

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/06 (aggregate face value $33,977,143) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$34,185,854	$33,977,143	3/15/06	$(208,711)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/06 (Unaudited)

	Notional	Termination	Unrealized
	amount	date	appreciation

Agreement with Lehman Brothers Special Financing, Inc. dated
October 9, 2003 to receive/(pay) semi-annually the notional
amount multiplied by the total rate of return of the Lehman
Brothers U.S. High Yield Index and pay semi-annually the
notional amount multiplied by the six month USD-LIBOR
adjusted by a specified spread.	$8,860,232	5/1/06	$190,373

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 (Unaudited)

	Notional	Unrealized
	amount	appreciation

Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.461% and the fund pays in the event of a credit default in
one of the underlying securities in the basket of BB CMBS securities.	$3,563,000	$ 21,956

Agreement with JPMorgan Chase Bank, N.A. on September 1, 2005, maturing on September 20, 2010, to pay quarterly 460 basis points times the notional amount. Upon a credit default event of General Motors
Acceptance Corp., the fund receives a payment of the proportional notional amount times the difference between the par value and the
then market value of General Motors Acceptance Corp.	5,565,000	12,033

Agreement with JPMorgan Chase Bank, N.A. on April 25, 2005,
maturing on June 20, 2010, to receive a quarterly payment of 3.70% times the notional amount. Upon a credit default event of Felcor Lodging L.P.,
8 1/2, 2011, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of Felcor Lodging L.P., 8 1/2, 2011.	2,330,000	181,640

Total		$215,629

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/06 (Unaudited)

ASSETS

Investment in securities, at value, including $685,000 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,336,746,996)	$2,315,350,375
Affiliated issuers (identified cost $85,093,168) (Notes 5 and 7)	65,914,583

Cash	8,707,794

Dividends, interest and other receivables	45,391,060

Receivable for shares of the fund sold	1,179,548

Receivable for securities sold	15,106,987

Unrealized appreciation on open swap contracts (Note 1)	406,002

Receivable for open forward currency contracts (Note 1)	53,313

Receivable for closed forward currency contracts (Note 1)	50,415

Total assets	2,452,160,077

LIABILITIES

Payable for securities purchased	12,910,236

Payable for shares of the fund repurchased	3,731,800

Payable for compensation of Manager (Notes 2 and 5)	3,445,576

Payable for investor servicing and custodian fees (Note 2)	611,035

Payable for Trustee compensation and expenses (Note 2)	325,887

Payable for administrative services (Note 2)	6,829

Payable for distribution fees (Note 2)	1,104,162

Payable for open forward currency contracts (Note 1)	254,053

Payable for closed forward currency contracts (Note 1)	53,465

Collateral on securities loaned, at value (Note 1)	698,700

Other accrued expenses	240,801

Total liabilities	23,382,544

Net assets	$2,428,777,533

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 4,238,299,378

Distributions in excess of net investment income (Note 1)	(8,618,722)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,760,519,964)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(40,383,159)

Total — Representing net assets applicable to capital shares outstanding	$ 2,428,777,533

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,688,725,542 divided by 211,293,795 shares)	$7.99

Offering price per class A share
Offering price per class A share (100/96.25 of $7.99)*	$8.30

Net asset value and offering price per class B share
($453,084,952 divided by 56,963,574 shares)**	$7.95

Net asset value and offering price per class C share
($68,723,255 divided by 8,638,974 shares)**	$7.96

Net asset value and redemption price per class M share
($20,723,946 divided by 2,590,803 shares)	$8.00

Offering price per class M share
Offering price per class M share (100/96.75 of $8.00)***	$8.27

Net asset value, offering price and redemption price per class R share
($335,353 divided by 42,089 shares)	$7.97

Net asset value, offering price and redemption price per class Y share
($197,184,485 divided by 24,806,867 shares)	$7.95

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/06 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $947,689
from investments in affiliated issuers) (Note 5)	$100,512,610

Dividends	2,089,440

Securities lending	28,039

Total investment income	102,630,089

EXPENSES

Compensation of Manager (Note 2)	7,077,233

Investor servicing fees (Note 2)	1,764,987

Custodian fees (Note 2)	124,221

Trustee compensation and expenses (Note 2)	49,936

Administrative services (Note 2)	18,994

Distribution fees — Class A (Note 2)	2,146,726

Distribution fees — Class B (Note 2)	2,431,357

Distribution fees — Class C (Note 2)	325,576

Distribution fees — Class M (Note 2)	52,262

Distribution fees — Class R (Note 2)	898

Other	379,968

Non-recurring costs (Notes 2 and 8)	12,067

Costs assumed by Manager (Notes 2 and 8)	(12,067)

Fees waived and reimbursed by Manager (Note 5)	(28,140)

Total expenses	14,344,018

Expense reduction (Note 2)	(86,857)

Net expenses	14,257,161

Net investment income	88,372,928

Net realized loss on investments (Notes 1 and 3)	(16,825,153)

Net realized gain on swap contracts (Note 1)	407,690

Net realized gain on foreign currency transactions (Note 1)	1,586,713

Net unrealized depreciation of investments of assets
and liabilities in foreign currencies during the period	(10,329)

Net unrealized depreciation of investments
and swap contracts during the period	(19,939,168)

Net loss on investments	(34,780,247)

Net increase in net assets resulting from operations	$ 53,592,681

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	2/28/06*	8/31/05

Operations:
Net investment income	$ 88,372,928	$ 193,336,600

Net realized loss on investments
and foreign currency transactions	(14,830,750)	(14,019,158)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(19,949,497)	68,197,018

Net increase in net assets resulting from operations	53,592,681	247,514,460

Distributions to shareholders: (Note 1)

From net investment income

Class A	(63,781,332)	(141,696,417)

Class B	(16,349,423)	(41,020,973)

Class C	(2,205,884)	(4,883,365)

Class M	(746,750)	(1,822,697)

Class R	(13,978)	(22,583)

Class Y	(7,636,262)	(16,596,564)

Redemption fees (Note 1)	126,270	135,909

Decrease from capital share transactions (Note 4)	(250,997,667)	(255,484,666)

Total decrease in net assets	(288,012,345)	(213,876,896)

NET ASSETS

Beginning of period	2,716,789,878	2,930,666,774

End of period (including distributions in excess
of net investment income of $8,618,722
and $6,258,021, respectively)	$2,428,777,533	$2,716,789,878

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$8.10	$7.98	$7.55	$6.86	$8.10	$9.47

Investment operations:
Net investment income (a)	.29(d)	.56(d)	.59(d)	.67	.77	.97

Net realized and unrealized
gain (loss) on investments	(.11)	.16	.43	.71	(1.15)	(1.31)

Total from
investment operations	.18	.72	1.02	1.38	(.38)	(.34)

Less distributions:
From net investment income	(.29)	(.60)	(.59)	(.69)	(.81)	(1.00)

From return of capital	—	—	—	—	(.05)	(.03)

Total distributions	(.29)	(.60)	(.59)	(.69)	(.86)	(1.03)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$7.99	$8.10	$7.98	$7.55	$6.86	$8.10

Total return at
net asset value (%)(b)	2.36*	9.28	13.95	21.27	(5.10)	(3.49)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$1,688,726	$1,851,371	$1,924,073	$2,271,756	$1,814,979	$1,584,421

Ratio of expenses to
average net assets (%)(c)	.50(d)*	.97(d)	.99(d)	.98	1.01	.99

Ratio of net investment income
to average net assets (%)	3.60(d)*	6.94(d)	7.55(d)	9.41	10.37	11.40

Portfolio turnover (%)	22.85*	41.21	61.68	75.18	74.29(f )	77.43

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$8.06	$7.94	$7.52	$6.84	$8.07	$9.44

Investment operations:
Net investment income (a)	.26(d)	.50(d)	.53(d)	.62	.71	.91

Net realized and unrealized
gain (loss) on investments	(.11)	.16	.42	.70	(1.14)	(1.31)

Total from
investment operations	.15	.66	.95	1.32	(.43)	(.40)

Less distributions:
From net investment income	(.26)	(.54)	(.53)	(.64)	(.76)	(.94)

From return of capital	—	—	—	—	(.04)	(.03)

Total distributions	(.26)	(.54)	(.53)	(.64)	(.80)	(.97)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$7.95	$8.06	$7.94	$7.52	$6.84	$8.07

Total return at
net asset value (%)(b)	1.98*	8.49	13.01	20.31	(5.69)	(4.23)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$453,085	$543,515	$672,232	$879,566	$793,713	$274,501

Ratio of expenses to
average net assets (%)(c)	.87(d)*	1.72(d)	1.74(d)	1.73	1.76	1.74

Ratio of net investment income
to average net assets (%)	3.23(d)*	6.19(d)	6.80(d)	8.67	9.40	10.67

Portfolio turnover (%)	22.85*	41.21	61.68	75.18	74.29(f )	77.43

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

					Period
	Six months ended**		Year ended		3/19/02†-
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02

Net asset value,
beginning of period	$8.06	$7.95	$7.52	$6.85	$7.60

Investment operations:
Net investment income (a)	.26(d)	.50(d)	.54(d)	.62	.29

Net realized and unrealized
gain (loss) on investments	(.09)	.15	.42	.68	(.74)

Total from
investment operations	.17	.65	.96	1.30	(.45)

Less distributions:
From net investment income	(.27)	(.54)	(.53)	(.63)	(.28)

From return of capital	—	—	—	—	(.02)

Total distributions	(.27)	(.54)	(.53)	(.63)	(.30)

Redemption fees	—(e)	—(e)	—(e)	—	—

Net asset value,
end of period	$7.96	$8.06	$7.95	$7.52	$6.85

Total return at
net asset value (%)(b)	2.12*	8.39	13.15	20.08	(6.03)*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$68,723	$75,498	$63,866	$87,008	$48,587

Ratio of expenses to
average net assets (%)(c)	.87(d)*	1.72(d)	1.74(d)	1.73	.80*

Ratio of net investment income
to average net assets (%)	3.24(d)*	6.18(d)	6.80(d)	8.49	4.17*

Portfolio turnover (%)	22.85*	41.21	61.68	75.18	74.29(f )

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$8.10	$7.98	$7.55	$6.87	$8.10	$9.47

Investment operations:
Net investment income (a)	.28(d)	.54(d)	.57(d)	.65	.75	.95

Net realized and unrealized
gain (loss) on investments	(.10)	.15	.43	.70	(1.15)	(1.31)

Total from
investment operations	.18	.69	1.00	1.35	(.40)	(.36)

Less distributions:
From net investment income	(.28)	(.57)	(.57)	(.67)	(.79)	(.98)

From return of capital	—	—	—	—	(.04)	(.03)

Total distributions	(.28)	(.57)	(.57)	(.67)	(.83)	(1.01)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$8.00	$8.10	$7.98	$7.55	$6.87	$8.10

Total return at
net asset value (%)(b)	2.33*	8.95	13.64	20.80	(5.23)	(3.76)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$20,724	$23,265	$26,295	$45,017	$34,917	$8,601

Ratio of expenses to
average net assets (%)(c)	.62(d)*	1.22(d)	1.24(d)	1.23	1.26	1.24

Ratio of net investment income
to average net assets (%)	3.48(d)*	6.69(d)	7.28(d)	9.12	9.79	11.15

Portfolio turnover (%)	22.85*	41.21	61.68	75.18	74.29(f )	77.43

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		1/21/03†-
	2/28/06	8/31/05	8/31/04	8/31/03

Net asset value,
beginning of period	$8.08	$7.98	$7.55	$6.99

Investment operations:
Net investment income (a)	.28(d)	.53(d)	.58(d)	.40

Net realized and unrealized
gain (loss) on investments	(.11)	.15	.42	.54

Total from
investment operations	.17	.68	1.00	.94

Less distributions:
From net investment income	(.28)	(.58)	(.57)	(.38)

Total distributions	(.28)	(.58)	(.57)	(.38)

Redemption fees	—(e)	—(e)	—(e)	—

Net asset value,
end of period	$7.97	$8.08	$7.98	$7.55

Total return at
net asset value (%)(b)	2.22*	8.79	13.64	13.76*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$335	$905	$70	$46

Ratio of expenses to
average net assets (%)(c)	.62(d)*	1.22(d)	1.24(d)	.75*

Ratio of net investment income
to average net assets (%)	3.48(d)*	6.60(d)	7.29(d)	5.59*

Portfolio turnover (%)	22.85*	41.21	61.68	75.18

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$8.06	$7.96	$7.53	$6.85	$8.09	$9.47

Investment operations:
Net investment income (a)	.30(d)	.58(d)	.61(d)	.68	.77	.99

Net realized and unrealized
gain (loss) on investments	(.10)	.14	.44	.71	(1.13)	(1.31)

Total from
investment operations	.20	.72	1.05	1.39	(.36)	(.32)

Less distributions:
From net investment income	(.31)	(.62)	(.62)	(.71)	(.83)	(1.03)

From return of capital	—	—	—	—	(.05)	(.03)

Total distributions	(.31)	(.62)	(.62)	(.71)	(.88)	(1.06)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$7.95	$8.06	$7.96	$7.53	$6.85	$8.09

Total return at
net asset value (%)(b)	2.53*	9.37	14.34	21.45	(4.84)	(3.34)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$197,184	$222,236	$244,131	$220,883	$132,382	$14,580

Ratio of expenses to
average net assets (%)(c)	.37(d)*	.72(d)	.74(d)	.73	.76	.74

Ratio of net investment income
to average net assets (%)	3.73(d)*	7.19(d)	7.81(d)	9.57	10.05	11.61

Portfolio turnover (%)	22.85*	41.21	61.68	75.18	74.29(f )	77.43

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/06 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2006, the value of securities loaned amounted to $685,000. The fund received cash collateral of $698,700 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2005, the fund had a capital loss carryover of $1,728,708,378 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 14,566,882	August 31, 2006

135,892,331	August 31, 2007

339,129,540	August 31, 2008

305,968,663	August 31, 2009

298,606,980	August 31, 2010

498,097,278	August 31, 2011

60,420,545	August 31, 2012

76,026,159	August 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2006 $14,433,911 of losses recognized during the period November 1, 2004 to August 31, 2005.

The aggregate identified cost on a tax basis is $2,437,697,228, resulting in gross unrealized appreciation and depreciation of $78,129,811 and $134,562,081, respectively, or net unrealized depreciation of $56,432,270.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 28, 2006, Putnam Management has assumed $12,067 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2006, the fund incurred $1,889,208 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended February 28, 2006, the fund’s expenses were reduced by $86,857 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $700, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $62,501 and $430 from the sale of class A and class M shares, respectively, and received $280,170 and $5,573 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received $3,815 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $545,351,335 and $815,857,899, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount	CLASS C	Shares	Amount
Six months ended 2/28/06:			Six months ended 2/28/06:
Shares sold	13,359,063	$ 106,097,989	Shares sold	2,461,086	$ 19,347,629

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	5,390,564	42,730,368	of distributions	188,199	1,486,460

	18,749,627	148,828,357		2,649,285	20,834,089

Shares			Shares
repurchased	(35,993,929)	(286,461,916)	repurchased	(3,371,927)	(26,808,377)

Net decrease	(17,244,302)	$(137,633,559)	Net decrease	(722,642)	$ (5,974,288)

Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	34,129,759	$ 276,210,409	Shares sold	5,983,875	$ 48,108,078

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	11,676,779	94,204,035	of distributions	402,757	3,242,423

	45,806,538	370,414,444		6,386,632	51,350,501

Shares			Shares
repurchased	(58,276,775)	(470,672,448)	repurchased	(5,057,627)	(40,645,327)

Net decrease	(12,470,237)	$(100,258,004)	Net increase	1,329,005	$ 10,705,174

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Six months ended 2/28/06:			Six months ended 2/28/06:
Shares sold	3,391,965	$ 26,729,203	Shares sold	344,415	$ 2,727,265

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	1,240,620	9,790,065	of distributions	62,346	494,653

	4,632,585	36,519,268		406,761	3,221,918

Shares			Shares
repurchased	(15,089,867)	(119,541,795)	repurchased	(686,731)	(5,472,530)

Net decrease	(10,457,282)	$ (83,022,527)	Net decrease	(279,970)	$ (2,250,612)

Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	9,250,146	$ 74,436,761	Shares sold	769,127	$ 6,306,819

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	3,076,346	24,717,765	of distributions	152,563	1,131,548

	12,326,492	99,154,526		921,690	7,438,367

Shares			Shares
repurchased	(29,525,955)	(237,581,625)	repurchased	(1,344,815)	(10,885,302)

Net decrease	(17,199,463)	$(138,427,099)	Net decrease	(423,125)	$ (3,446,935)

CLASS R	Shares	Amount
Six months ended 2/28/06:
Shares sold	23,654	$ 187,302

Shares issued
in connection
with reinvestment
of distributions	1,759	13,978

	25,413	201,280

Shares
repurchased	(95,345)	(759,950)

Net decrease	(69,932)	$(558,670)

Year ended 8/31/05:
Shares sold	119,750	$ 952,653

Shares issued
in connection
with reinvestment
of distributions	2,812	22,583

	122,562	975,236

Shares
repurchased	(19,293)	(155,450)

Net increase	103,269	$ 819,786

CLASS Y	Shares	Amount
Six months ended 2/28/06:
Shares sold	3,147,712	$ 24,936,898

Shares issued
in connection
with reinvestment
of distributions	968,215	7,636,262

	4,115,927	32,573,160

Shares
repurchased	(6,872,475)	(54,131,171)

Net decrease	(2,756,548)	$(21,558,011)

Year ended 8/31/05:
Shares sold	7,058,372	$ 55,875,236

Shares issued
in connection
with reinvestment
of distributions	1,916,346	16,596,564

	8,974,718	72,471,800

Shares
repurchased	(12,100,146)	(97,349,388)

Net decrease	(3,125,428)	$(24,877,588)

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2006, management fees paid were reduced by $28,140 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $947,689 for the period ended February 28, 2006. During the period ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $426,145,822 and $441,659,565, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	Cost	Cost	Income	Value

Decrane Aircraft
Holdings, Inc.	$—	$—	$—	$29

DigitalGlobe, Inc. 144A	—	—	—	645,566

VFB LLC	—	—	—	269,787

XCL Equity Units	—	—	—	2,129,856

Totals	$—	$—	$—	$3,045,238

Market values are shown for those securities affiliated at period end.

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund received $126,829 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	John H. Mullin, III	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57-59 St. James Street	George Putnam, III
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Associate Treasurer and	Charles A. Ruys de Perez
Boston, MA 02109	Principal Executive Officer	Vice President and
Chief Compliance Officer
Custodian	Jonathan S. Horwitz
Putnam Fiduciary	Senior Vice President	Mark C. Trenchard
Trust Company	and Treasurer	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Judith Cohen
	Principal Financial Officer	Vice President, Clerk and
Trustees		Assistant Treasurer
John A. Hill, Chairman	Michael T. Healy
Jameson Adkins Baxter,	Assistant Treasurer and	Wanda M. McManus
Vice Chairman	Principal Accounting Officer	Vice President, Senior Associate
Charles B. Curtis		Treasurer and Assistant Clerk
Myra R. Drucker	Daniel T. Gallagher
Charles E. Haldeman, Jr.	Senior Vice President,	Nancy E. Florek
Paul L. Joskow	Staff Counsel and	Vice President, Assistant Clerk,
	Compliance Liaison	Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA034 232859 4/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

Putnam High Yield Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006